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                                                                    Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-100451 of Appalachian Power Company on Form S-3 of our reports dated February 21, 2003, appearing in and incorporated by reference in this Annual Report on Form 10-K of Appalachian Power Company for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Columbus, Ohio
March 20, 2003